UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5357

DWS Blue Chip Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

OCTOBER 31, 2007

Annual Report
to Shareholders

DWS Blue Chip Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. The fund may invest in various industries and certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2007

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 are 1.11%, 1.97%, 1.77% and .68% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 3-year, 5-year and 10-year periods shown for Class B, Class C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/07
DWS Blue Chip Fund	1-Year	3-Year	5-Year	10-Year
Class A	12.68%	13.23%	14.22%	5.95%
Class B	11.72%	12.24%	13.24%	5.06%
Class C	11.77%	12.36%	13.32%	5.14%
Institutional Class	13.21%	13.73%	14.72%	6.47%
Russell 1000® Index+	15.03%	13.82%	14.54%	7.40%
S&P 500® Index++	14.56%	13.16%	13.88%	7.10%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/07	$ 22.57	$ 20.92	$ 21.22	$ 23.43
10/31/06	$ 22.16	$ 20.72	$ 20.97	$ 22.91
Distribution Information: Twelve Months as of 10/31/07: Income Dividends	$ 0.14	$ —	$ —	$ 0.24
Capital Gain Distributions	$ 2.06	$ 2.06	$ 2.06	$ 2.06
Class A Lipper Rankings — Multi-Cap Core Funds Category as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	648	of	864	75
3-Year	389	of	666	59
5-Year	272	of	491	56
10-Year	154	of	195	79

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Blue Chip Fund — Class A [] Russell 1000 Index+ [] S&P 500 Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/07
DWS Blue Chip Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,620	$13,681	$18,320	$16,803
	Average annual total return	6.20%	11.01%	12.87%	5.33%
Class B	Growth of $10,000	$10,872	$13,941	$18,523	$16,386
	Average annual total return	8.72%	11.71%	13.12%	5.06%
Class C	Growth of $10,000	$11,177	$14,186	$18,685	$16,507
	Average annual total return	11.77%	12.36%	13.32%	5.14%
Russell 1000 Index+	Growth of $10,000	$11,503	$14,744	$19,717	$20,419
	Average annual total return	15.03%	13.82%	14.54%	7.40%
S&P 500 Index++	Growth of $10,000	$11,456	$14,490	$19,153	$19,860
	Average annual total return	14.56%	13.16%	13.88%	7.10%

The growth of $10,000 is cumulative.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Blue Chip Fund — Institutional Class [] Russell 1000 Index+ [] S&P 500 Index++

Yearly periods ended October 31
Comparative Results as of 10/31/07
DWS Blue Chip Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,132,100	$1,471,100	$1,987,400	$1,871,900
	Average annual total return	13.21%	13.73%	14.72%	6.47%
Russell 1000 Index+	Growth of $1,000,000	$1,150,300	$1,474,400	$1,971,700	$2,041,900
	Average annual total return	15.03%	13.82%	14.54%	7.40%
S&P 500 Index++	Growth of $1,000,000	$1,145,600	$1,449,000	$1,915,300	$1,986,000
	Average annual total return	14.56%	13.16%	13.88%	7.10%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 is 1.37% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year and Life of Class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 10/31/07
DWS Blue Chip Fund	1-Year	Life of Class*
Class S	12.91%	12.01%
Russell 1000 Index+	15.03%	13.01%
S&P 500 Index++	14.56%	12.44%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on February 1, 2005. Index returns began on January 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/07	$ 22.59
10/31/06	$ 22.15
Distribution Information: Twelve Months as of 10/31/07: Income Dividends	$ 0.17
Capital Gain Distributions	$ 2.06
Class S Lipper Rankings — Multi-Cap Core Funds Category as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	638	of	864	74

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Blue Chip Fund — Class S [] Russell 1000 Index+ [] S&P 500 Index++

Comparative Results as of 10/31/07
DWS Blue Chip Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$11,291	$13,651
	Average annual total return	12.91%	12.01%
Russell 1000 Index+	Growth of $10,000	$11,503	$13,997
	Average annual total return	15.03%	13.01%
S&P 500 Index++	Growth of $10,000	$11,456	$13,805
	Average annual total return	14.56%	12.44%

The growth of $10,000 is cumulative.

* The Class commenced operations on February 1, 2005. Index returns began on January 31, 2005.
+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2007 to October 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,045.90	$ 1,041.80	$ 1,041.70	$ 1,047.30	$ 1,049.30
Expenses Paid per $1,000*	$ 5.93	$ 9.62	$ 10.14	$ 4.64	$ 2.94
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,019.41	$ 1,015.78	$ 1,015.27	$ 1,020.67	$ 1,022.33
Expenses Paid per $1,000*	$ 5.85	$ 9.50	$ 10.01	$ 4.58	$ 2.91
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Blue Chip Fund	1.15%	1.87%	1.97%	.90%	.57%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Blue Chip Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Blue Chip Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Senior portfolio manager for Multi Asset Class Quantitative Strategies: New York.

Joined the fund in 2003.

BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Strategies: New York.

Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.

Joined the fund in 2005.

BS, Nanjing University; MS, Michigan State University.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Quantitative Equity: New York.

Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

Joined the fund in 2005.

BA, University of Connecticut.

In the following interview Portfolio Managers Robert Wang, Julie Abbett and Jin Chen discuss DWS Blue Chip Fund's performance, management strategy and the market environment during the 12-month period ended October 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last year?

A: It was a generally positive period for the US equity market, although with considerable volatility. After a period of strength in late 2006, there was a dip in late February and early March. Markets began to rise again through mid-July, drifted lower in the late summer, then rallied again in September, responding in part to the US Federal Reserve Board's (the Fed's) mid-September interest rate reduction. Volatility returned in October, as markets weakened a bit, then moved up again to end the month near the level at the end of September and significantly higher than a year earlier.

The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 14.53% for the 12 months ended October 2007.1 Large-cap stocks performed better than small-cap issues: the Russell 1000® Index posted a return of 15.03% for the 12-month period, while the Russell 2000® Index returned 9.27%.2 Growth stocks performed better than value stocks: the return of the Russell 1000® Growth Index was 19.23%, compared with 10.83% for the Russell 1000® Value Index.3 The strongest industry sectors within the Russell 1000 Index were materials, energy and internet, all of which posted returns above 30%. Sectors with negative returns were banks, real estate, diversified financials, retailing and media.

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
3 The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q: How did the fund perform during this period?

A: DWS Blue Chip Fund (Class A shares) produced a total return of 12.68% for the 12 months ended October 31, 2007. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) The fund underperformed its benchmarks, the Russell 1000 Index, which had a return of 15.03%, and the Standard & Poor's 500® (S&P 500) Index, which returned 14.56% for the period.4

4 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Q: How is this fund managed?

A: Our investment process is focused on stock selection, using a quantitative model to evaluate a company's growth prospects and financial characteristics relative to its stock price.5 Our process is designed to identify attractively valued stocks with above-average capital appreciation potential from the fund's potential investment universe of approximately 1,000 large-cap companies. We begin by sorting the universe of 1,000 stocks into 24 clearly defined industry groups. Next, we compare the stocks based on current and historical data, including valuation, a measure of how expensive a stock is; earnings growth and growth potential; and market sentiment, which enables us to pinpoint short-term price movements.

5 A quantitative model for selection of investments uses mathematical techniques to analyze the financial characteristics of potential investments and compare alternative investments.

Using all of this information, our model ranks stocks by their potential expected level of performance. Our model also creates an "optimal" portfolio, suggesting which stocks should be included in the fund and which ones should be omitted, as well as proportions of individual stocks to be held. We carefully analyze our model's suggestions, double-checking data and seeking additional information about each potential holding. This step-by-step approach leads to a portfolio of approximately 130 stocks. By diversifying holdings among a large number of stocks, we reduce the risk associated with each individual stock. We generally maintain weights of our 24 industry groups within one percentage point of the benchmark.

This model makes it possible to analyze far more stocks than can most traditional active portfolio managers, who rely primarily on their own talent and experience as well as the analytic skills of research professionals to assess each stock. We believe that our approach provides a way to help manage risk by allowing us choose stocks that are attractively valued in an objective, consistent and repeatable manner.

Q: What decisions had the most positive effects on the fund's performance relative to its benchmarks?

A: Three sectors in which performance was particularly positive were materials, energy, and health care equipment and services. In materials, Lyondell Chemical Co. and Southern Copper Corp. were top performers. Lyondell, which was strong throughout the year, moved up further on the July 2007 announcement that the company has agreed to be acquired by Luxembourg-based Basell AF SCA; we sold this stock in advance of the completion of the merger. We originally selected Southern Copper for its good quality earnings and cash flow; these measures, along with rising copper prices and growing global demand for copper and other metals, have driven the stock's performance; the stock was sold on strength.

In energy, overweight positions in Tesoro Corp. and Devon Energy Corporation were key factors in the fund's performance.6 Both of these companies announced strong earnings and also made strategic acquisitions that are expected to contribute to future earnings. In the health care equipment and services sector, a position in Dade Behring Holdings, Inc. made a significant contribution to performance. Shares of this manufacturer and distributor of diagnostic products and services appreciated sharply on the July announcement that it has agreed to be acquired by German engineering conglomerate Siemens AG; we sold the stock in advance of the completion of the merger.

6 "Overweight" means the fund holds a higher weighting in a given sector than its benchmark index. "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark.

Q: Which holdings detracted from performance?

A: Positions in the consumer durables & apparel, technology hardware & equipment, and food, beverage & tobacco sectors detracted from relative performance. In consumer durables & apparel, positions in home builder NVR, Inc. and apparel marketer Polo Ralph Lauren Corp. detracted from performance. Although shares of these companies have weakened on disappointing earnings reports, we continue to hold both of these stocks, which we consider to be industry leaders with the potential to perform well when consumer spending trends eventually improve.

In technology hardware & equipment, performance was hurt by an overweight in Lexmark International, Inc. and an underweight in Intel Corporation, which performed well. Lexmark reported disappointing revenue and earnings, as the company struggles to reduce the importance of commodity products such as printer cartridges in its sales mix; this stock has been sold.

In food, beverages & tobacco, relative performance was hurt by not owning The Coca-Cola Company, which performed well, and by an overweight position during much of the period in ConAgra Foods, Inc., which was hurt by several product recalls; this position has been eliminated.

Q: Do you have other comments for shareholders?

A: Although the fund had a strongly positive return for the 12-month period, we are disappointed that it underperformed its benchmark. We have confidence in our quantitative process for stock selection, which we believe can enable the fund to perform well over the long term.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/07	10/31/06

Common Stocks	100%	100%
Sector Diversification (As a % of Common Stocks)	10/31/07	10/31/06

Information Technology	16%	12%
Financials	15%	20%
Energy	14%	10%
Health Care	13%	14%
Consumer Discretionary	13%	12%
Industrials	11%	12%
Consumer Staples	8%	8%
Telecommunication Services	4%	5%
Materials	4%	4%
Utilities	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2007 (23.0% of Net Assets)
1. Microsoft Corp. Developer of computer software	3.9%
2. Citigroup, Inc. Provider of diversified financial services	2.6%
3. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	2.5%
4. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.3%
5. The Goldman Sachs Group, Inc. Provider of global investment banking services	2.1%
6. Boeing Co. Manufacturer of jet airplanes	2.1%
7. Verizon Communications, Inc. Provider of advanced communication and information technology services	2.0%
8. Apple, Inc. Manufacturer of personal computers and related personal computing and communication solutions	1.9%
9. Lockheed Martin Corp. Manufacturer of aircraft, missiles and space equipment	1.8%
10. Morgan Stanley Provider of investment banking and brokerage services	1.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2007

	Shares	Value ($)

Common Stocks 99.9%
Consumer Discretionary 12.7%
Auto Components 0.2%
Lear Corp.*	14,700	522,291
TRW Automotive Holdings Corp.*	17,200	510,668
		1,032,959
Hotels Restaurants & Leisure 2.7%
Brinker International, Inc.	35,100	891,189
Darden Restaurants, Inc.	47,300	2,033,900
McDonald's Corp.	136,200	8,131,140
Yum! Brands, Inc.	110,600	4,453,862
		15,510,091
Household Durables 1.4%
Garmin Ltd.	44,200	4,747,080
NVR, Inc.* (a)	6,400	3,044,800
		7,791,880
Leisure Equipment & Products 0.2%
Hasbro, Inc.	40,800	1,217,880
Media 2.9%
CBS Corp. "B"	26,400	757,680
Comcast Corp. "A"*	95,900	2,018,695
McGraw-Hill Companies, Inc.	74,800	3,742,992
Omnicom Group, Inc.	22,000	1,121,560
The DIRECTV Group, Inc.*	339,200	8,982,016
		16,622,943
Multiline Retail 1.3%
Big Lots, Inc.*	51,000	1,222,980
Dollar Tree Stores, Inc.*	70,800	2,711,640
Family Dollar Stores, Inc.	140,700	3,566,745
		7,501,365
Specialty Retail 2.3%
AutoZone, Inc.*	45,700	5,685,537
Dick's Sporting Goods, Inc.*	99,000	3,303,630
RadioShack Corp.	91,600	1,888,792
The Men's Wearhouse, Inc.	15,600	659,256
The Sherwin-Williams Co.	15,800	1,009,936
TJX Companies, Inc.	24,100	697,213
		13,244,364
Textiles, Apparel & Luxury Goods 1.7%
Coach, Inc.*	47,600	1,740,256
NIKE, Inc. "B"	37,100	2,458,246
Polo Ralph Lauren Corp.	76,400	5,256,320
		9,454,822
Consumer Staples 7.8%
Beverages 2.0%
Anheuser-Busch Companies, Inc.	43,000	2,205,040
Coca-Cola Enterprises, Inc.	136,900	3,533,389
PepsiCo, Inc.	76,500	5,639,580
		11,378,009
Food & Staples Retailing 1.4%
BJ's Wholesale Club, Inc.*	72,000	2,583,360
Costco Wholesale Corp.	27,400	1,842,924
Kroger Co.	73,600	2,163,104
Safeway, Inc.	15,600	530,400
Sysco Corp.	21,000	720,090
		7,839,878
Food Products 1.3%
General Mills, Inc.	85,100	4,912,823
H.J. Heinz Co.	14,300	668,954
Kellogg Co.	16,700	881,593
Pilgrim's Pride Corp.	15,200	451,440
The J.M. Smucker Co.	11,600	619,788
		7,534,598
Household Products 1.6%
Colgate-Palmolive Co.	75,400	5,750,758
Energizer Holdings, Inc.*	12,300	1,282,890
Kimberly-Clark Corp.	27,300	1,935,297
		8,968,945
Tobacco 1.5%
Altria Group, Inc.	84,500	6,162,585
Loews Corp. - Carolina Group	32,400	2,779,272
		8,941,857
Energy 13.7%
Energy Equipment & Services 4.4%
ENSCO International, Inc.	51,600	2,863,284
Global Industries Ltd.* (a)	107,700	2,651,574
GlobalSantaFe Corp.	19,300	1,563,879
Noble Corp.	89,000	4,712,550
Patterson-UTI Energy, Inc.	24,100	480,554
Tidewater, Inc.	61,000	3,334,870
Transocean, Inc.*	69,800	8,332,026
Unit Corp.*	24,700	1,179,919
		25,118,656
Oil, Gas & Consumable Fuels 9.3%
Chevron Corp.	154,100	14,101,691
Devon Energy Corp.	28,000	2,615,200
ExxonMobil Corp.	67,986	6,254,032
Frontier Oil Corp.	87,900	4,024,941
Hess Corp.	53,400	3,823,974
Marathon Oil Corp.	81,300	4,807,269
Royal Dutch Shell PLC "A" (ADR)	32,900	2,879,079
Sunoco, Inc.	52,300	3,849,280
Tesoro Corp.	100,900	6,107,477
Valero Energy Corp.	52,800	3,718,704
Western Refining, Inc.	28,400	1,041,712
		53,223,359
Financials 15.2%
Capital Markets 4.6%
Merrill Lynch & Co., Inc.	56,500	3,730,130
Morgan Stanley	151,700	10,203,342
The Goldman Sachs Group, Inc.	49,100	12,172,872
		26,106,344
Commercial Banks 0.9%
Wells Fargo & Co.	154,100	5,240,941
Diversified Financial Services 5.1%
Bank of America Corp.	140,000	6,759,200
Citigroup, Inc.	360,466	15,103,526
JPMorgan Chase & Co.	152,900	7,186,300
		29,049,026
Insurance 3.9%
ACE Ltd.	66,100	4,006,321
Arch Capital Group Ltd.*	12,700	949,579
Berkshire Hathaway, Inc. "B"*	400	1,765,600
Endurance Specialty Holdings Ltd.	11,800	462,678
Genworth Financial, Inc. "A"	47,400	1,294,020
Hartford Financial Services Group, Inc.	11,500	1,115,845
MetLife, Inc.	85,400	5,879,790
W.R. Berkley Corp.	51,200	1,540,608
XL Capital Ltd. "A"	73,700	5,302,715
		22,317,156
Real Estate Investment Trusts 0.4%
ProLogis (REIT)	19,100	1,370,234
Simon Property Group, Inc. (REIT)	6,900	718,359
Vornado Realty Trust (REIT)	3,600	402,192
		2,490,785
Real Estate Management & Development 0.3%
Jones Lang LaSalle, Inc.	16,500	1,572,945
Health Care 13.4%
Biotechnology 1.5%
Gilead Sciences, Inc.*	188,300	8,697,577
Health Care Equipment & Supplies 1.4%
Advanced Medical Optics, Inc.* (a)	22,300	612,135
Baxter International, Inc.	27,700	1,662,277
Becton, Dickinson & Co.	60,600	5,057,676
Kinetic Concepts, Inc.*	12,800	769,280
		8,101,368
Health Care Providers & Services 4.7%
Aetna, Inc.	143,800	8,077,246
Coventry Health Care, Inc.*	57,000	3,437,670
Health Net, Inc.*	57,300	3,071,853
Humana, Inc.*	85,800	6,430,710
Medco Health Solutions, Inc.*	46,600	4,398,108
UnitedHealth Group, Inc.	11,100	545,565
WellPoint, Inc.*	10,800	855,684
		26,816,836
Life Sciences Tools & Services 0.6%
Invitrogen Corp.*	35,800	3,253,146
Pharmaceuticals 5.2%
Abbott Laboratories	130,100	7,106,062
Bristol-Myers Squibb Co.	281,100	8,430,189
Eli Lilly & Co.	160,800	8,707,320
Endo Pharmaceuticals Holdings, Inc.*	44,000	1,289,200
Merck & Co., Inc.	58,700	3,419,862
Sepracor, Inc.*	39,700	1,093,338
		30,045,971
Industrials 11.2%
Aerospace & Defense 5.6%
Boeing Co.	122,600	12,087,134
Honeywell International, Inc.	157,600	9,520,616
Lockheed Martin Corp.	95,600	10,519,824
		32,127,574
Airlines 1.6%
AMR Corp.*	144,500	3,468,000
Continental Airlines, Inc. "B"*	114,900	3,946,815
Delta Air Lines, Inc.*	74,800	1,555,840
		8,970,655
Commercial Services & Supplies 0.5%
Allied Waste Industries, Inc.*	46,000	581,440
Dun & Bradstreet Corp.	16,300	1,578,655
The Brink's Co.	12,400	776,860
		2,936,955
Construction & Engineering 0.8%
Fluor Corp.	27,000	4,266,000
Industrial Conglomerates 1.0%
General Electric Co.	118,400	4,873,344
Teleflex, Inc.	13,000	951,730
		5,825,074
Machinery 1.3%
Caterpillar, Inc.	23,700	1,768,257
PACCAR, Inc.	102,250	5,681,010
		7,449,267
Road & Rail 0.4%
Ryder System, Inc.	48,700	2,330,295
Information Technology 15.8%
Communications Equipment 0.5%
Cisco Systems, Inc.*	14,800	489,288
Nokia OYJ (ADR)	54,700	2,172,684
		2,661,972
Computers & Peripherals 5.1%
Apple, Inc.*	57,700	10,960,115
Hewlett-Packard Co.	100,200	5,178,336
International Business Machines Corp.	113,000	13,121,560
		29,260,011
Internet Software & Services 1.4%
eBay, Inc.*	56,000	2,021,600
Google, Inc. "A"*	8,600	6,080,200
		8,101,800
IT Services 2.2%
Accenture Ltd. "A"	214,800	8,387,940
Computer Sciences Corp.*	68,900	4,023,071
		12,411,011
Semiconductors & Semiconductor Equipment 2.5%
Analog Devices, Inc.	17,500	585,550
Applied Materials, Inc.	375,300	7,288,326
Linear Technology Corp.	10,800	356,616
MEMC Electronic Materials, Inc.*	19,300	1,413,146
National Semiconductor Corp.	142,600	3,584,964
Teradyne, Inc.*	112,800	1,391,952
		14,620,554
Software 4.1%
Microsoft Corp.	599,200	22,056,552
Symantec Corp.*	66,800	1,254,504
		23,311,056
Materials 4.0%
Chemicals 1.0%
Albemarle Corp.	26,100	1,246,536
Celanese Corp. "A"	62,700	2,630,892
Dow Chemical Co.	10,800	486,432
Terra Industries, Inc.*	32,300	1,191,547
		5,555,407
Containers & Packaging 0.5%
Ball Corp.	20,000	991,600
Packaging Corp. of America	38,700	1,232,208
Pactiv Corp.*	28,800	791,136
		3,014,944
Metals & Mining 2.5%
Alcoa, Inc.	176,000	6,967,840
Freeport-McMoRan Copper & Gold, Inc.	61,800	7,272,624
		14,240,464
Telecommunication Services 4.3%
Diversified Telecommunication Services 4.0%
AT&T, Inc.	87,500	3,656,625
CenturyTel, Inc.	45,100	1,986,655
Embarq Corp.	65,900	3,487,428
Telefonos de Mexico SAB de CV "L" (ADR)	17,100	625,347
Verizon Communications, Inc.	243,700	11,227,259
Windstream Corp.	154,400	2,076,680
		23,059,994
Wireless Telecommunication Services 0.3%
Mobile TeleSystems (ADR)	13,900	1,153,700
United States Cellular Corp.*	6,600	621,390
		1,775,090
Utilities 1.8%
Electric Utilities 1.0%
FirstEnergy Corp.	24,400	1,700,680
Southern Co.	110,000	4,032,600
		5,733,280
Multi-Utilities 0.8%
Sempra Energy	77,300	4,754,723
Total Common Stocks (Cost $512,569,550)		571,479,827
	Principal Amount ($)	Value ($)

Government & Agency Obligations 0.2%
US Treasury Obligations
US Treasury Bill, 3.70%**, 1/17/2008 (b) (Cost $989,110)	997,000	988,868
	Shares	Value ($)

Securities Lending Collateral 0.9%
Daily Assets Fund Institutional, 5.26% (c) (d) (Cost $5,437,500)	5,437,500	5,437,500

Cash Equivalents 0.1%
Cash Management QP Trust, 5.06% (c) (Cost $634,888)	634,888	634,888
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $519,631,048)+	101.1	578,541,083
Other Assets and Liabilities, Net	(1.1)	(6,331,220)
Net Assets	100.0	572,209,863
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $524,312,614. At October 31, 2007, net unrealized appreciation for all securities based on tax cost was $54,228,469. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $71,959,128 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,730,659.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2007 amounted to $5,313,428 which is 0.9% of net assets.
(b) At October 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the fund is net of borrower rebates.

ADR: American Depository Receipt

REIT: Real Estate Investment Trust

At October 31 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	12/20/2007	3	1,122,838	1,166,175	43,337

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2007
Assets
Investments: Investments in securities, at value (cost $513,558,660) — including $5,313,428 of securities loaned	$ 572,468,695
Investments in Daily Assets Fund Institutional (cost $5,437,500)*	5,437,500
Investment in Cash Management QP Trust (cost $634,888)	634,888
Total investments, at value (cost $519,631,048)	578,541,083
Dividends receivable	539,797
Interest receivable	55,574
Receivable for Fund shares sold	135,498
Receivable for daily variation margin on open futures contracts	19,171
Other assets	20,898
Total assets	579,312,021
Liabilities
Payable upon return of securities loaned	5,437,500
Payable for Fund shares redeemed	729,331
Accrued management fee	287,860
Other accrued expenses and payables	647,467
Total liabilities	7,102,158
Net assets, at value	$ 572,209,863
Net Assets Consist of
Undistributed net investment income	3,194,057
Net unrealized appreciation (depreciation) on: Investments	58,910,035
Futures	43,337
Accumulated net realized gain (loss)	67,425,176
Paid-in capital	442,637,258
Net assets, at value	$ 572,209,863
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($436,263,917 ÷ 19,333,345 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.57
Maximum offering price per share (100 ÷ 94.25 of $22.57)	$ 23.95

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($52,070,915 ÷ 2,488,585 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 20.92

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($40,305,228 ÷ 1,899,386 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 21.22
Class S Net Asset Value, offering and redemption price(a) per share ($14,548,033 ÷ 644,025 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.59

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($29,021,770 ÷ 1,238,847 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 23.43
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,553)	$ 9,810,422
Interest — Cash Management QP Trust	755,957
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	68,002
Interest	43,151
Total Income	10,677,532
Expenses: Management fee	3,340,354
Services to shareholders	1,581,882
Custodian fees	32,397
Distribution and service fees	2,092,912
Professional fees	90,091
Trustees' fees and expenses	33,240
Reports to shareholders	85,933
Registration fees	80,685
Other	32,215
Total expenses before expense reductions	7,369,709
Expense reductions	(30,500)
Total expenses after expense reductions	7,339,209
Net investment income (loss)	3,338,323
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	67,400,230
Futures	894,741
68,294,971
Change in net unrealized appreciation (depreciation) on: Investments	(1,998,636)
Futures	1,788
(1,996,848)
Net gain (loss)	66,298,123
Net increase (decrease) in net assets resulting from operations	$ 69,636,446

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2007	2006
Operations: Net investment income (loss)	$ 3,338,323	$ 4,144,999
Net realized gain (loss)	68,294,971	73,856,713
Change in net unrealized appreciation (depreciation)	(1,996,848)	14,241,455
Net increase (decrease) in net assets resulting from operations	69,636,446	92,243,167
Distributions to shareholders from: Net investment income: Class A	(2,738,892)	(1,232,478)
Institutional Class	(432,682)	(557,676)
Class S	(28,478)	(7,845)
Net realized gains: Class A	(39,726,473)	—
Class B	(6,841,540)	—
Class C	(4,177,298)	—
Institutional Class	(3,716,947)	—
Class S	(350,177)	—
Fund share transactions: Proceeds from shares sold	96,852,474	85,218,224
Reinvestment of distributions	54,957,959	1,725,302
Cost of shares redeemed	(182,778,511)	(208,676,235)
Redemption fees	6,136	10,347
Net increase (decrease) in net assets from Fund share transactions	(30,961,942)	(121,722,362)
Increase (decrease) in net assets	(19,337,983)	(31,277,194)
Net assets at beginning of period	591,547,846	622,825,040
Net assets at end of period (including undistributed net investment income of $3,194,057 and $3,133,993, respectively)	$ 572,209,863	$ 591,547,846

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 22.16	$ 19.07	$ 17.30	$ 15.24	$ 12.92
Income (loss) from investment operations: Net investment income (loss)[a]	.14	.17[c]	.09	.06	.04
Net realized and unrealized gain (loss)	2.47	2.98	1.73	2.00	2.28
Total from investment operations	2.61	3.15	1.82	2.06	2.32
Less distributions from: Net investment income	(.14)	(.06)	(.05)	—	—
Net realized gains	(2.06)	—	—	—	—
Total distributions	(2.20)	(.06)	(.05)	—	—
Redemption fees	00*	.00*	.00*	—	—
Net asset value, end of period	$ 22.57	$ 22.16	$ 19.07	$ 17.30	$ 15.24
Total Return (%)[b]	12.68	16.54[c]	10.54	13.52	17.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	436	429	405	382	349
Ratio of expenses (%)	1.13	1.12	1.19	1.13	1.19
Ratio of net investment income (loss) (%)	.68	.82[c]	.49	.42	.34
Portfolio turnover rate (%)	266	259	329	222	185
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Amount is less than $.005.

Class B Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 20.72	$ 17.94	$ 16.37	$ 14.55	$ 12.43
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.01)[d]	(.04)	(.06)	(.05)
Net realized and unrealized gain (loss)	2.27	2.79	1.61	1.88	2.17
Total from investment operations	2.26	2.78	1.57	1.82	2.12
Less distributions from: Net realized gains	(2.06)	—	—	—	—
Redemption fees	00*	.00*	.00*	—	—
Net asset value, end of period	$ 20.92	$ 20.72	$ 17.94	$ 16.37	$ 14.55
Total Return (%)[b]	11.72	15.50[c,d]	9.59[c]	12.51[c]	17.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	74	100	138	178
Ratio of expenses before expense reductions (%)	1.99	2.11	2.16	2.09	2.00
Ratio of expenses after expense reductions (%)	1.99	2.02	2.01	2.01	2.00
Ratio of net investment income (loss) (%)	(.18)	(.06)[d]	(.33)	(.46)	(.47)
Portfolio turnover rate (%)	266	259	329	222	185
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Amount is less than $.005.

Class C Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 20.97	$ 18.12	$ 16.53	$ 14.69	$ 12.55
Income (loss) from investment operations: Net investment income (loss)[a]	(.00)*	.02[d]	(.04)	(.07)	(.06)
Net realized and unrealized gain (loss)	2.31	2.83	1.63	1.91	2.20
Total from investment operations	2.31	2.85	1.59	1.84	2.14
Less distributions from: Net realized gains	(2.06)	—	—	—	—
Redemption fees	00*	.00*	.00*	—	—
Net asset value, end of period	$ 21.22	$ 20.97	$ 18.12	$ 16.53	$ 14.69
Total Return (%)[b]	11.77	15.73[d]	9.62[c]	12.53[c]	17.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	43	43	46	47
Ratio of expenses before expense reductions (%)	1.91	1.83	2.02	2.06	1.99
Ratio of expenses after expense reductions (%)	1.91	1.83	2.00	2.00	1.99
Ratio of net investment income (loss) (%)	(.10)	.11[d]	(.32)	(.45)	(.46)
Portfolio turnover rate (%)	266	259	329	222	185
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Amount is less than $.005.

Class S Years Ended October 31,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.15	$ 19.10	$ 18.44
Income (loss) from investment operations: Net investment income (loss)[b]	.19	.19[d]	.07
Net realized and unrealized gain (loss)	2.48	2.98	.59
Total from investment operations	2.67	3.17	.66
Less distributions from: Net investment income	(.17)	(.12)	—
Net realized gains	(2.06)	—	—
Total distributions	(2.23)	(.12)	—
Redemption fees	00***	.00***	.00***
Net asset value, end of period	$ 22.59	$ 22.15	$ 19.10
Total Return (%)	12.91	16.72[c,d]	3.58c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	4	1
Ratio of expenses before expense reductions (%)	.91	1.02	1.12*
Ratio of expenses after expense reductions (%)	.91	1.01	1.00*
Ratio of net investment income (loss) (%)	.90	.91[d]	.49*
Portfolio turnover rate (%)	266	259	329
[a] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 22.91	$ 19.73	$ 17.90	$ 15.70	$ 13.25
Income (loss) from investment operations: Net investment income (loss)[a]	.24	.26[c]	.17	.12	.11
Net realized and unrealized gain (loss)	2.58	3.07	1.80	2.08	2.34
Total from investment operations	2.82	3.33	1.97	2.20	2.45
Less distributions from: Net investment income	(.24)	(.15)	(.14)	—	—
Net realized gains	(2.06)	—	—	—	—
Total distributions	(2.30)	(.15)	(.14)	—	—
Redemption fees	00*	.00*	.00*	—	—
Net asset value, end of period	$ 23.43	$ 22.91	$ 19.73	$ 17.90	$ 15.70
Total Return (%)	13.21	17.02[b,c]	11.04[b]	14.01[b]	18.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	41	73	50.2
Ratio of expenses before expense reductions (%)	.67	.78	.77	.74	.72
Ratio of expenses after expense reductions (%)	.67	.73	.73	.74	.72
Ratio of net investment income (loss) (%)	1.14	1.25[c]	.95	.81	.81
Portfolio turnover rate (%)	266	259	329	222	185
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Blue Chip Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2007, the Fund's components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income*	$ 38,403,861
Undistributed long-term capital gains	$ 36,944,365
Net unrealized appreciation (depreciation) on investments	$ 54,228,469

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2007	2006
Distributions from ordinary income*	$ 33,719,403	$ 1,797,999
Distributions from long-term capital gains	$ 24,293,084	$ —
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2007, purchases and sales of investment securities (excluding short-term instruments) aggregated $1,522,692,748 and $1,604,253,133, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.58%
Next $750 million of such net assets	.55%
Next $1.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.51%
Next $2.5 billion of such net assets	.48%
Next $2.5 billion of such net assets	.46%
Next $2.5 billion of such net assets	.44%
Over $12.5 billion of such net assets	.42%

Accordingly, for the year ended October 31, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.57% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2007
Class A	$ 891,882	$ 163,337
Class B	187,641	39,516
Class C	96,162	19,525
Class S	15,363	2,809
Institutional Class	(5,290)	817
	$ 1,185,758	$ 226,004

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2007
Class B	$ 460,385	$ 30,651
Class C	315,307	25,361
	$ 775,692	$ 56,012

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2007	Annual Effective Rate
Class A	$ 1,060,693	$ 87,199.24%
Class B	152,368	10,280.25%
Class C	104,159	9,569.25%
	$ 1,317,220	$ 107,048

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2007 aggregated $2,506.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2007, the CDSC for Class B and C shares aggregated $142,737 and $1,754, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $27,602, of which $8,023 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the year ended October 31, 2007, the Advisor agreed to reimburse the Fund $7,904, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2007, the custodian fees were reduced by $86 and $22,510, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,383,059	$ 72,810,915	3,268,355	$ 67,526,230
Class B	216,780	4,347,300	323,285	6,272,823
Class C	273,143	5,537,440	373,336	7,321,853
Institutional Class	64,138	1,372,867	35,028	745,512
Class S	599,054	12,783,952	162,652	3,351,806
		$ 96,852,474		$ 85,218,224
Shares issued to shareholders in reinvestment of distributions
Class A	1,920,225	$ 39,767,959	57,579	$ 1,160,218
Class B	345,793	6,687,628	—	—
Class C	203,871	3,997,992	—	—
Institutional Class	193,817	4,149,628	26,850	557,675
Class S	17,156	354,752	368	7,409
		$ 54,957,959		$ 1,725,302
Shares redeemed
Class A	(5,348,862)	$ (115,295,115)	(5,182,415)	$ (106,938,885)
Class B	(1,653,405)	(33,099,618)	(2,341,836)	(45,264,322)
Class C	(637,890)	(12,957,691)	(704,346)	(13,770,366)
Institutional Class	(819,589)	(18,523,664)	(1,971,155)	(41,613,025)
Class S	(133,211)	(2,902,423)	(52,515)	(1,089,637)
		$ (182,778,511)		$ (208,676,235)
Redemption fees		$ 6,136		$ 10,347
Net increase (decrease)
Class A	(45,577)	$ (2,711,015)	(1,856,481)	$ (38,247,631)
Class B	(1,090,833)	(22,064,615)	(2,018,551)	(38,988,519)
Class C	(160,876)	(3,421,766)	(331,010)	(6,446,451)
Institutional Class	(561,634)	(13,001,169)	(1,909,277)	(40,309,838)
Class S	482,989	10,236,623	110,505	2,270,077
		$ (30,961,942)		$ (121,722,362)

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Blue Chip Fund:

We have audited the accompanying statement of assets and liabilities of DWS Blue Chip Fund (the "Fund"), including the investment portfolio, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Blue Chip Fund at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 21, 2007

Tax Information (Unaudited)

The Fund paid distributions of $.91 per share from net long-term capital gains during its year ended October 31, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $40,658,000 as capital gain dividends for its year ended October 31, 2007, of which 100% represents 15% rate gains.

For corporate shareholders, 25% of the income dividends paid during the Fund's fiscal year ended October 31, 2007, qualified for the dividends received deduction.

For Federal Income Tax purposes, the Fund designates $10,796,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. The Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper and supplemented by the independent fee consultant. The information provided to the Board, showed that the Fund's management fee rate was at the 1st percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 plans) were at the following percentiles of the peer universe: the 22nd percentile for Class A shares, the 63rd percentile for Class B shares, the 30th percentile for Class C shares, the 5th percentile for Institutional Class shares and the 30th percentile for Class S shares. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the total expense ratio for Class B shares was above the median of the peer universe, such total expense ratio was within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included seven breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DeAM products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	57
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	57
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	57
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	57
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	57
William McClayton (1944) Board Member, 2004-present	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.	57
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		57
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	60
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KBCAX	KBCBX	KBCCX	KBCSX	KBCIX
CUSIP Number	233372 101	233372 200	233372 309	233372 507	233372 408
Fund Number	031	231	331	2331	1431

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2007, DWS Blue Chip Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS BLUE CHIP FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended October 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$48,731	$0	$6,645	$0
2006	$46,564	$0	$6,350	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$250,000	$486,614	$0
2006	$80,000	$316,254	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$6,645	$486,614	$1,129,726	$1,622,985
2006	$6,350	$316,254	$891,699	$1,214,303

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y recently advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Blue Chip Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Blue Chip Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 28, 2007